SCHEDULE 14A

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                       Securities and Exchange Act of 1934
                               (Amendment No. 1)


Filed by the Registrant     [X]

Filed by Party other than the Registrant     [  ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss.240-11(c) or ss.240.14a-12


                                   ONTV, Inc.
                 ----------------------------------------------
                (Name of Registrant as Specified in Its Charter)


                    William T. Hart - Attorney for Registrant
                 ----------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3)

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title  of  each  class  of   securities  to  which   transaction   applies:
     -----------------------------------------------------

2)   Aggregate   number   of   securities   to   which   transaction    applies:
     -----------------------------------------------------

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
     -----------------------------------------------------

4)   Proposed maximum aggregate value of transaction:
     -----------------------------------------------------


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[ ]  Check box if any part of the fee is offset as provided  by  Exchange  Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:
          -----------------------------------

     2)   Form, Schedule or Registration No.:
          -----------------------------------

     3)   Filing Party:
          -----------------------------------

     4)   Date Filed:
          -----------------------------------





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                                   ONTV, INC.
                               2444 Innovation Way
                                   Building 10
                            Rochester, New York 14624
                                 (585) 295-8601
                              (585) 247-5340 (fax)

                          NOTICE OF SPECIAL MEETING OF
                     SHAREHOLDERS TO BE HELD MARCH 15, 2006

      Notice is hereby given that a special meeting of the shareholders of ONTV, Inc. (the "Company") will be held at, Hampton Inn, 717 East Henrietta Road, Rochester, New York, 14623, on March 15, 2006, at 9:00 A.M., for the following purpose:

          o    To approve a proposal to change the Company's name to OTV, Inc.

          o To distribute the Company's remaining assets, with the exception of the receiveable from Daniel M. Fasano, to the Company's shareholders.

          o To transact such other business as may properly come before the meeting.

      The Board of Directors has fixed the close of business on February 16, 2006 as the record date for the determination of shareholders entitled to notice of and to vote at such meeting. As of February 16, 2006, the Company had 23,594,361 outstanding shares of common stock and 20,000 outstanding shares of Series A Preferred stock. Shareholders are entitled to one vote for each share of common stock and 1,000 votes for each share of Series A preferred stock owned as of the record date.


                                   ONTV, INC.



February 24, 2006
                                   Daniel M. Fasano, President

                                   ONTV, INC.
                               2444 Innovation Way
                                   Building 10
                            Rochester, New York 14624
                                 (585) 295-8601
                              (585) 247-5340 (fax)


                                 PROXY STATEMENT

         The accompanying proxy is solicited by the Board of Directors of the Company for voting at the special meeting of shareholders to be held on March 15, 2006, and at any and all adjournments of such meeting. If the proxy is executed and returned, it will be voted at the meeting in accordance with any instructions, and if no specification is made, the proxy will be voted for the proposals set forth in the accompanying notice of the special meeting of shareholders. Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to the Company at the address set forth on page one or in person at the time of the meeting. Additionally, any later dated proxy will revoke a previous proxy from the same shareholder. This proxy statement was mailed to shareholders of record on or about February 24, 2006.

         Only the holders of the Company's common stock and Series A Preferred stock are entitled to vote at the meeting. Each share of common stock is entitled to one vote and each share of Series A Preferred stock is entitled to 1,000 votes. Votes may be cast either in person or by proxy. A quorum consisting of one-third of the shares entitled to vote is required for the meeting. The affirmative vote of the holders of a majority of the outstanding shares entitled to vote is required to approve the proposals to come before the meeting. The approval of the holders of a majority of shares present at the meeting, in person or by proxy, is required to approve any other proposal to come before the meeting. As of February 24, 2005 the Company had 23,594,361 outstanding shares of common stock and 20,000 shares of Series A preferred stock.

         A total of 43,594,361 votes may be cast at the meeting. Daniel M. Fasano, the Company's only officer and director, owns 3,879,166 shares of common stock and 20,000 Series A preferred shares. Since each Series A preferred share is entitled to 1,000 votes, Mr. Fasano may cast 23,879,166 votes at the meeting and will be able to approve all proposals to be considered at the meeting, regardless of the vote of the Company's other shareholders.

         Shares of the Company's common stock represented by properly executed proxies that reflect abstentions or "broker non-votes" will be counted as present for purposes of determining the presence of a quorum at the special meeting. "Broker non-votes" represent shares held by brokerage firms in "street-name" with respect to which the broker has not received instructions from the customer or otherwise does not have discretionary voting authority. Brokerage firms will not have discretionary authority to vote these "street-name" shares with respect to the proposal to sell the Company's subsidiary. Because approval of the sale on the Company's subsidiary requires the approval of a majority of the Company's outstanding shares, abstentions and

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broker non-votes will have the same effect as votes against the approval of any matter to be voted upon at the meeting.

                             PRINCIPAL SHAREHOLDERS

      The following table shows the number of outstanding shares of the Company's capital stock beneficially owned by the Company's officer and director and those shareholders owning more than 5% of the Company's capital stock as of February 24, 2006. The table also shows the number and percentage of votes that each person may cast at the Special Meeting of Shareholders.



                                          Shares Of                               Votes
                                 ------------------------------------    -----------------------
                                                      Series A
Name and Address                 Common Stock     Preferred Stock (1)    Number       Percentage
----------------                 ------------     -------------------    ------       ----------

Daniel M. Fasano                   3,879,166            20,000          23,879,166        55%
244 Innovation Way, Bldg 10,
Rochester, NY 14624

Daniel J. Fasano                   3,000,000                             3,000,000         7%
13 Fox Tail Lane
Rochester, NY 14624

Conrad Promotions, LLC             2,501,000 (2)                         2,501,000         6%
15034 North 40th Place
Phoenix, AZ 85032

Emanuel Tarboti                    1,500,000 (3)                         1,500,000         3%
P.O. Box 1767
Rancho Santa Fe, CA 92067

Frank T. Costanzo                  2,703,834                             2,703,834         6%
651 W. Mountain Vista Drive
Phoenix, AZ  85045

All Directors and Executive Officers
as a group (1 person)              3,879,166            20,000          23,879,166        55%



     (1) The Series A preferred shares vote with the Company's common stock and not as a separate class. Each Series A preferred share is entitled to 1,000 votes at any meeting of the Company's shareholders.

     (2) David Sloan exercises voting and investment control over the shares owned by Conrad Promotions, LLC.

     (3) Voting rights pertaining to Mr. Torbati's shares are exercised by the Company.

                      PROPOSALS TO COME BEFORE THE MEETING

     The Company was incorporated in Delaware on February 29, 1996. In January 1999, the Company formed a wholly owned subsidiary, Seen On TV, to sell "as seen on tv" products to wholesale and retail customers. Consumer products which the Company sold included a wide variety of categories, i.e.: health, beauty, weight loss, kitchen, sporting goods, and household appliances, etc.

     In September 2005 the Company sold substantially all of its assets, including all of the shares of Seen On TV, as well as the following other assets which were incidental to the business of Seen On TV, to Daniel M. Fasano, the Company's President:

     o the trademarks, "AsSeenOnTV.com", "SeenOnTV.com", "What a", "What a Saw", and " What a Product".

     o the trade names, "ONTV", "AsSeenOnTV.com", "SeenOnTV.com" and "What a Product".

     o the internet domain addresses "SeenOnTV.com" , "ASeenOnTV.com" and "AsSeenOnTV.com".

     o    all of the Company's office equipment.

Since the Company has sold the name "OnTV" to Mr. Fasano, the Company's director recommends that the Company's shareholders approve an amendment to the Company's Articles of Incorporation to change the name of the Company to OTV, Inc.

Following the sale of the Company's assets to Mr. Fasano, the Company's only remaining assets were the $300,000 due from Mr. Fasano for the sale of Seen On TV and three wholly owned subsidiaries: What-A-Product, Inc., L.A. Acquisitions, Inc. and L.A. Distributions, Inc. Each subsidiary has been dormant for over five years and does not have any assets or liabilities. Since the Company does not have any use for these subsidiaries, the Company plans to distribute the shares of the subsidiaries to the Company's shareholders on a pro rata basis. There is no market for the shares of any subsidiary. However the possibility exists that the shares of the subsidiaries could be sold, thereby generating a profit for the Company's shareholders.

                        AVAILABILITY OF FILINGS MADE WITH
                       SECURITIES AND EXCHANGE COMMISSION

      The Company's Annual Report on Form 10-KSB for the year ended June 30, 2005 and its quarterly report on Form 10-QSB for the period ended September 30, 2005 will be sent to any shareholder of the Company upon request. Requests for a copy of these reports should be addressed to the Secretary of the Company at the address provided on the first page of this proxy statement.

                              SHAREHOLDER PROPOSALS

      Any shareholder proposal which may properly be included in the proxy solicitation material for the annual meeting of shareholders to be held after the Company's fiscal year ending June 30, 2006 must be received by the Secretary of the Company not later than November 30, 2006.

                                   ONTV, INC.

                This Proxy is Solicited by the Board of Directors

      The undersigned stockholder of the Company, acknowledges receipt of the Notice of the Special Meeting of Stockholders, to be held March 15, 2006, 9:00 a.m. local time, at Hampton Inn, 717 East Henrietta Road, Rochester, New York, 14623, and hereby appoints Daniel M. Fasano with the power of substitution, as Attorney and Proxy to vote all the shares of the undersigned at said Special Meeting of Stockholders and at all adjournments thereof, hereby ratifying and confirming all that said Attorney and Proxy may do or cause to be done by virtue hereof. The above named Attorney and Proxy is instructed to vote all of the undersigned's shares as follows:

     (1)  To approve the change of the Company's name to OTV, Inc.

                            ---                ---              ---
                           /  / FOR           /  / AGAINST     /  / ABSTAIN
                           ---                ---              ---

     (2) To distribute the Company's remaining assets, with the exception of the receiveable from Daniel M. Fasano, to the Company's shareholders.

                            ---                ---              ---
                           /  / FOR           /  / AGAINST     /  / ABSTAIN
                           ---                ---              ---

      To transact such other business as may properly come before the meeting.

      THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DISCRETION IS INDICATED, THIS PROXY WILL BE VOTED IN FAVOR OF ITEMS 1 AND 2.

                        Dated this      day of                       , 2006.
                                   -----       ----------------------

                        ---------------------------------
                                   (Signature)

                        Please sign your name exactly as it appears on your stock certificate. If shares are held jointly, each holder should sign. Executors, trustees, and other fiduciaries should so indicate when signing.

                        Please Sign, Date and Return this Proxy so that your shares may be voted at the meeting.

                                            Return this Proxy to:
                                            ONTV, Inc.
                                            2444 Innovation Way
                                            Building 10
                                            Rochester, New York 14624
                                            (585) 295-8601
                                            (585) 247-5340 (fax)